Derivative Instruments	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments
Derivative Instruments
The Company seeks to reduce its exposure to commodity price volatility by hedging a portion of its production through commodity derivative instruments. When the conditions for hedge accounting are met, the Company may designate its commodity derivatives as cash flow hedges. The changes in fair value of derivative instruments that qualify for hedge accounting treatment are recorded in other comprehensive income (loss) until the hedged oil or natural gas quantities are produced. If a derivative does not qualify for hedge accounting treatment, the changes in the fair value of the derivative are recorded in the statement of operations as derivative income (expense). At December 31, 2016 and 2015, all of the Company's outstanding derivative instruments were designated as cash flow hedges.
Oil and gas sales include additions (reductions) related to the settlement of gas hedges of $1.8 million, $15.9 million and ($4.2) million, Ngl hedges of $0, $0.5 million and $0.3 million, and oil hedges of $0, $0.6 million and $0.9 million, for the years ended December 31, 2016, 2015 and 2014, respectively.
As of December 31, 2016, the Company had entered into the following gas hedge contracts:

Production Period	Instrument Type	Daily Volumes	Weighted Average Price
Natural Gas:
January 2017 - December 2017	Swap	10,000 Mmbtu	$3.26
January 2017 - March 2018	Swap	10,000 Mmbtu	$3.01
April 2017 - March 2018	Swap	10,000 Mmbtu	$3.40
At December 31, 2016, the Company had recognized a liability of approximately $4.8 million related to the estimated fair value of these derivative contracts. Based on estimated future commodity prices as of December 31, 2016, the Company would realize a $2.5 million loss, net of taxes, during the next 12 months. This loss is expected to be reclassified to oil and gas sales based on the schedule of volumes stipulated in the derivative contracts.
During March 2017, we entered into the following additional hedge contract accounted for as a cash flow hedge:

Production Period	Instrument Type	Daily Volumes	Weighted Average Price
Natural Gas:
October 2017 - March 2018	Swap	10,000 Mmbtu	$3.22
Derivatives designated as hedging instruments:
The following tables reflect the fair value of the Company’s effective cash flow hedges in the consolidated financial statements (in thousands):
Effect of Cash Flow Hedges on the Consolidated Balance Sheet at December 31, 2016 and December 31, 2015:

	Commodity Derivatives
Period	Balance Sheet Location	Fair Value
December 31, 2016	Derivative liability	$(3,947)
December 31, 2016	Other long-term liabilities	$(803)
December 31, 2015	Derivative asset	$1,508

Effect of Cash Flow Hedges on the Consolidated Statement of Operations for years ended December 31, 2016, 2015 and 2014:

Instrument	Amount of Gain (Loss) Recognized in Other Comprehensive Income	Location of Gain (Loss) Reclassified into Income	Amount of Gain (Loss) Reclassified into Income
Commodity Derivatives at December 31, 2016	$(4,447)	Oil and gas sales	$1,811
Commodity Derivatives at December 31, 2015	$9,991	Oil and gas sales	$17,114
Commodity Derivatives at December 31, 2014	$6,683	Oil and gas sales	$(3,044)